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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 16, 2003

                              CARDINAL HEALTH, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                      OHIO
                 (State or Other Jurisdiction of Incorporation)

           1-11373                                31-0958666
   (Commission File Number)          (IRS Employer Identification Number)

                     7000 CARDINAL PLACE, DUBLIN, OHIO 43017
          (Address of Principal Executive Offices, Including Zip Code)

                                 (614) 757-5000
              (Registrant's Telephone Number, Including Area Code)

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ITEM 9.  REGULATION FD DISCLOSURE

         The information set forth under this "Item 9. Regulation FD Disclosure" is intended to be furnished and such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

         A copy of The Investor, which was released by the Registrant on December 16, 2003 and is available on the Registrant's website under the "Investor Relations" caption, is attached hereto as Exhibit 99.01.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Cardinal Health, Inc.
                                      (Registrant)

Date: December 16, 2003               By: /s/ Paul S. Williams
                                          ______________________________________
                                          Name:  Paul S. Williams
                                          Title: Executive Vice President, Chief
                                                 Legal Officer and Secretary

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                                  EXHIBIT INDEX

99.01 Information released by the Registrant on December 16, 2003, and furnished under this Current Report.

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